UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/16_

Item 1. Reports to Stockholders.

Semiannual Report
June 30, 2016

Templeton Dragon Fund, Inc.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Contents
Semiannual Report
Templeton Dragon Fund, Inc	2
Performance Summary	5
Important Notice to Shareholders	6
Consolidated Financial Highlights and
Consolidated Statement of Investments	7
Consolidated Financial Statements	12
Notes to Consolidated Financial Statements	15
Annual Meeting of Shareholders	22
Dividend Reinvestment and Cash Purchase Plan	23
Shareholder Information	25

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Not part of the semiannual report 1

Semiannual Report

Templeton Dragon Fund, Inc.

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies.”

Performance Overview

The Fund had cumulative total returns of -2.75% in market price terms and -1.95% in net asset value terms for the six months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

China’s gross domestic product (GDP) grew an estimated 6.7% in 2016’s first half, which was within the government’s targeted range for 2016, aided by fiscal and monetary stimulus measures.1 Industrial production grew at a relatively steady pace. Retail sales also grew, driven by robust online sales growth. Total fixed-asset investment growth moderated in the second quarter, despite robust infrastructure investment growth. Domestic demand continued to account for a greater portion of GDP, as per-capita income rose. Although the People’s Bank of China (PBOC) left its benchmark interest rate unchanged, it employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks in February and effectively devaluing the renminbi against the U.S. dollar to the lowest level in more than five years.

Greater China stocks experienced heightened volatility in early 2016 caused by a plunge in China’s domestic market on January 4, which triggered the country’s new circuit-breaker system and halted trading. Further hurting stocks were uncertainty about China’s foreign exchange policy and anxiety about the country’s economic growth, a collapse in crude oil prices and Chinese authorities’ stock market intervention. Stocks began to recover in late January and February as crude oil prices stabilized and the PBOC reduced the cash reserve requirement ratio for banks. Accommodative monetary policies of other major central banks also provided investors with some optimism. China’s additional fiscal stimulus measures to support economic growth and the price recovery of many commodities aided Greater China stocks in the period’s second half. However, MSCI’s decision not to include China’s domestic A shares in the MSCI Emerging Markets (EM) Index and the U.K.’s referendum vote to leave the European Union dampened investor sentiment toward period-end.

In this environment, Greater China stocks, as measured by the MSCI Golden Dragon Index, had a -0.24% total return for the six months ended June 30, 2016.2 The MSCI Taiwan Index generated a total return of +8.80%, compared with +0.38% for the MSCI Hong Kong Index and -4.53% for the MSCI China Index.2

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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TEMPLETON DRAGON FUND, INC.

Our approach to selecting investments emphasizes fundamental, company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included TSMC (Taiwan Semiconductor Manufacturing Co.), Sinopec (China Petroleum and Chemical) and Tencent Holdings.

TSMC is the world’s largest independent integrated circuit foundry. Its better-than-expected first quarter 2016 revenues and agreement with Apple to be the exclusive supplier of processors for the next-generation iPhones, leading to higher revenue growth expectations for 2016’s second half, supported share price performance. Additionally, development of technologies in other areas, such as mobile computing and high-performance computing devices, led many investors to adopt a positive view on the company.

Sinopec is one of China’s largest oil and gas producers and the country’s largest oil refiner. Its stock price rose as the broad energy market stabilized in the spring and many investors grew optimistic that Sinopec’s diversified business model would lead to improving profitability. The company reported that its first quarter 2016 net profit grew more than 200% compared with 2015’s first quarter, driven by its midstream and downstream businesses, boosting its stock price. The Chinese government’s reforms and liberalization of fuel prices, combined with the potential for a long-term increase in oil and gas demand, further supported market sentiment.

Tencent Holdings is one of the world’s largest and most widely used Internet service portals. With a strategic goal of providing users with “one-stop online lifestyle services,” Tencent provides value-added Internet, mobile and telecommunication services, and online advertising. Its stock performed well during the period, supported by a strong first quarter 2016 earnings growth resulting from the better-than-expected performance of its gaming business, reflecting China’s transition toward a consumption economy.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	9.1%
Semiconductors & Semiconductor Equipment, Taiwan
China Petroleum and Chemical Corp.	6.5%
Oil, Gas & Consumable Fuels, China
Tencent Holdings Ltd.	6.3%
Internet Software & Services, China
Dairy Farm International Holdings Ltd.	6.2%
Food & Staples Retailing, Hong Kong
China Construction Bank Corp.	4.1%
Banks, China
Nine Dragons Paper Holdings Ltd.	3.4%
Paper & Forest Products, China
China Mobile Ltd.	3.2%
Wireless Telecommunication Services, China
AIA Group Ltd.	3.1%
Insurance, Hong Kong
Uni-President China Holdings Ltd.	2.6%
Food Products, China
Cheung Kong Infrastructure Holdings Ltd.	2.5%
Electric Utilities, Hong Kong

effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2016, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, the largest detractor from the Fund’s absolute performance during the six-month reporting period was our investment in the offshore China fund that is managed by our team and dedicated to investments in China’s domestic A-share market. Chinese A shares experienced substantial weakness in early January, as the effect of growth concerns were exacerbated by uncertainty about the country’s foreign exchange policy. This uncertainty resulted in the renminbi’s devaluation, and Chinese authorities’ equity market intervention, which further rattled investor confidence. The renminbi continued to weaken against the U.S. dollar during the period, reaching the lowest level in more than five years. MSCI’s decision not to include China’s domestic A shares in the MSCI EM Index further dampened market sentiment.

Other key detractors from the Fund’s absolute performance included Anta Sports Products and Jiangling Motors.

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TEMPLETON DRAGON FUND, INC.

Anta Sports Products is a manufacturer, trader and distributor of sportswear and accessories under the ANTA brand name. It also produces FILA branded products under license for the Chinese market. Slower retail revenue growth in 2016’s first quarter, driven by higher retail discounts, and concerns that a slowdown in China’s economy could affect sportswear sales hindered Anta’s share price performance. Investors also appeared disappointed that Anta’s two joint ventures with Japanese companies were not as large as previously expected.

Jiangling Motors manufactures and sells trucks and commercial vehicles in China, both under its own brand and under the Ford brand in partnership with U.S.-based Ford Motor. Its stock retreated as the company’s sales and earnings declined in 2016’s first quarter due to higher promotion expenses, weakness in the commercial vehicle and construction industries, and a challenging competitive environment.

In the past six months, we increased the Fund’s positions largely in the materials and information technology (IT) sectors and made purchases in financials and consumer discretionary as we identified companies in these sectors with fundamentals and prospects we considered attractive.3 Geographically, we undertook investments notably in Taiwan and China H shares.4 Key purchases included additional investments in AIA Group, a Hong Kong-listed insurance company with market presence across the Asia-Pacific region; Alibaba Group Holding, China’s largest e-commerce company; and Nine Dragons Paper Holdings, a cardboard packaging manufacturer serving the Chinese market.

Conversely, we reduced the Fund’s holdings in the consumer staples and utilities sectors and conducted some sales in the energy sector due to the availability of investment opportunities that we considered to be more attractively valued in the Greater China region.5 We trimmed the Fund’s investments in China’s domestic A-share market, which were held through the offshore China fund managed by our team. Other key sales included the aforementioned TSMC; Dairy Farm International Holdings, a Hong Kong-based regional supermarket, drugstore and convenience store operator with presence across Greater China and Southeast Asia; and CNOOC, a Chinese oil and gas company.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The materials sector comprises chemicals, construction materials, and paper and forest products in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI. The financials sector comprises banks, capital markets, insurance, and real estate management and development in the SOI. The consumer discretionary sector comprises auto compo-
nents; automobiles; distributors; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
4. “China H” shares denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
5. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The utilities sector comprises electric utilities, gas utilities, and independent power and renewable electricity producers in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DRAGON FUND, INC.

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices

Symbol: TDF			6/30/16		12/31/15		Change
Net Asset Value (NAV)			$20.11		$20.51	-$	0.40
Market Price (NYSE)			$17.32		$17.81	-$	0.49

Performance[1]

	Cumulative Total Return[2]				Average Annual Total Return[2]
	Based on		Based on		Based on		Based on
	NAV[3]		market price[4]		NAV[3]		market price[4]
6-Month	-1.95%		-2.75%		-1.95%		-2.75%
1-Year	-18.22%		-13.87%		-18.22%		-13.87%
5-Year	+0.84%	+	2.23%	+	0.17%	+	0.44%
10-Year	+107.19%	+	113.30%	+	7.56%	+	7.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. 3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON DRAGON FUND, INC.

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board has approved an open-market share repurchase program which includes an initial authorization for the Fund to repurchase up to 10% of its outstanding shares in open-market transactions, as well as up to an additional 10% of its outstanding shares, above and in addition to the initial 10% previously authorized. The timing and amount of repurchases continue to be at the discretion of the investment manager, taking into account various factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s additional 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the additional 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Consolidated Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchased.

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TEMPLETON DRAGON FUND, INC.

Consolidated Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016[a]
	(unaudited)	2015 [a]	2014 [a]	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.51	$26.35	$28.46	$31.19	$27.85	$33.22
Income from investment operations:
Net investment income[b]	0.23	0.30	0.49	0.53	0.55	0.49
Net realized and unrealized gains (losses)	(0.64)	(2.16)	1.63	(1.73)	4.25	(3.62)
Total from investment operations	(0.41)	(1.86)	2.12	(1.20)	4.80	(3.13)
Less distributions from:
Net investment income	—	(0.49)	(0.02)	(0.80)	(0.73)	(0.38)
Net realized gains	—	(3.52)	(4.29)	(0.87)	(0.75)	(1.86)
Total distributions	—	(4.01)	(4.31)	(1.67)	(1.48)	(2.24)
Repurchase of shares	0.01	0.03	0.08	0.14	0.02	—
Net asset value, end of period	$20.11	$20.51	$26.35	$28.46	$31.19	$27.85
Market value, end of period[c]	$17.32	$17.81	$24.04	$25.88	$28.44	$25.45

Total return (based on market value per share)[d]	(2.75)%	(8.63)%	9.74%	(3.07)%	18.07%	(9.44)%

Ratios to average net assets[e]
Expenses	1.35%[f]	1.36%[f]	1.35%[f]	1.31%	1.31%	1.37%
Net investment income	2.43%	1.15%	1.75%	1.74%	1.85%	1.57%

Supplemental data
Net assets, end of period (000’s)	$696,330	$713,772	$925,020	$1,027,479	$1,174,229	$1,054,602
Portfolio turnover rate	17.30%[g]	71.98%[g]	21.58%[g]	4.59%	2.50%	2.07%

aBased on the Consolidated Financial Highlights.
bBased on average daily shares outstanding.
cBased on the last sale on the New York Stock Exchange.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gExcludes the value of portfolio securities associated with intercompany transactions.

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T E M P L E T O N D R A G O N F U N D , I N C .

Consolidated Statement of Investments, June 30, 2016 (unaudited)
	Country	Shares	Value
Common Stocks 97.2%
Aerospace & Defense 0.4%
[a] AVIC Helicopter Co. Ltd., A	China	445,739	$2,779,813
Auto Components 0.8%
[a] Fuyao Glass Industry Group Co. Ltd., A	China	1,963,200	4,131,312
[b] Weifu High-Technology Co. Ltd., B	China	434,890	919,842
[b,c] Xinyi Automobile Glass Hong Kong Enterprises Ltd., Reg S	Hong Kong	37,250	3,361
Xinyi Glass Holdings Ltd	Hong Kong	298,000	218,935
			5,273,450
Automobiles 5.6%
Brilliance China Automotive Holdings Ltd	China	1,798,000	1,833,121
Chongqing Changan Automobile Co. Ltd., B	China	5,357,019	7,457,135
Dongfeng Motor Group Co. Ltd., H	China	16,656,000	17,346,310
Jiangling Motors Corp. Ltd., B	China	4,937,808	12,677,936
			39,314,502
Banks 8.6%
BOC Hong Kong (Holdings) Ltd	Hong Kong	2,153,100	6,438,389
[a] China Construction Bank Corp., A	China	13,009,928	9,295,532
China Construction Bank Corp., H	China	29,398,272	19,438,565
[a] China Merchants Bank Co. Ltd., A	China	768,689	2,022,303
[a] Industrial & Commercial Bank of China Ltd., A	China	12,024,118	8,030,488
Industrial and Commercial Bank of China Ltd., H	China	17,420,155	9,632,396
[a] Ping An Bank Co. Ltd., A	China	3,561,715	4,661,054
			59,518,727
Beverages 2.2%
[a] Kweichow Moutai Co. Ltd., A	China	326,519	14,341,090
Yantai Changyu Pioneer Wine Co. Ltd., B	China	387,494	1,173,702
			15,514,792
Capital Markets 2.2%
[a] Changjiang Securities Co. Ltd., A	China	4,927,400	8,597,685
[a] CITIC Securities Co. Ltd., A	China	238,928	584,018
[a] Huatai Securities Co. Ltd., A	China	2,143,400	6,103,227
			15,284,930
Chemicals 0.6%
Green Seal Holding Ltd	China	884,100	4,104,113
Communications Equipment 0.6%
[a,d] Guangzhou Haige Communications Group Inc. Co., A	China	2,273,439	4,441,708
Construction Materials 0.4%
Anhui Conch Cement Co. Ltd., H	China	460,000	1,105,169
Asia Cement China Holdings Corp	China	9,652,629	1,866,216
			2,971,385
Distributors 1.3%
Dah Chong Hong Holdings Ltd	China	18,567,520	8,735,179
Diversified Telecommunication Services 0.2%
China Telecom Corp. Ltd., H	China	2,948,000	1,314,706
China Unicom (Hong Kong) Ltd	China	170,752	176,948
			1,491,654
Electric Utilities 2.5%
Cheung Kong Infrastructure Holdings Ltd	Hong Kong	2,054,400	17,622,118

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TEMPLETON DRAGON FUND, INC.
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.9%
[a] Jiangsu Linyang Energy Co. Ltd., A	China	333,052	$2,096,589
[a] Luxshare Precision Industry Co. Ltd., A	China	1,419,934	4,196,975
			6,293,564
Electronic Equipment, Instruments & Components 0.8%
[a] China Aviation Optical-Electrical Technology Co. Ltd., A	China	708,267	4,615,207
Flytech Technology Co. Ltd	Taiwan	405,000	1,282,720
			5,897,927
Food & Staples Retailing 6.5%
Beijing Jingkelong Co. Ltd., H	China	11,416,429	2,251,369
Dairy Farm International Holdings Ltd	Hong Kong	6,374,978	42,967,352
			45,218,721
Food Products 3.0%
Uni-President China Holdings Ltd	China	21,735,000	18,265,530
Uni-President Enterprises Corp	Taiwan	1,386,831	2,734,475
			21,000,005
Gas Utilities 0.6%
ENN Energy Holdings Ltd	China	904,700	4,460,269
Health Care Equipment & Supplies 0.1%
[a] Lepu Medical Technology Beijing Co. Ltd., A	China	180,200	494,408
Hotels, Restaurants & Leisure 0.8%
[a] Songcheng Performance Development Co. Ltd., A	China	1,573,869	5,897,230
Household Durables 0.5%
[a,d] Gree Electric Appliances Inc., A	China	473,776	1,490,830
[a] Qingdao Haier Co. Ltd., A	China	1,718,516	2,295,474
			3,786,304
Independent Power & Renewable Electricity Producers 0.1%
Huaneng Renewables Corp. Ltd., H	China	2,992,000	987,249
Industrial Conglomerates 1.6%
CK Hutchison Holdings Ltd	Hong Kong	366,000	3,988,593
Hopewell Holdings Ltd	Hong Kong	2,196,000	6,948,785
			10,937,378
Insurance 4.8%
AIA Group Ltd	Hong Kong	3,593,180	21,419,816
China Life Insurance Co. Ltd., H	China	2,192,000	4,695,660
[a] Ping An Insurance (Group) Co. of China Ltd., A	China	1,489,650	7,179,306
			33,294,782
Internet & Catalog Retail 0.2%
[b] JD.com Inc., ADR	China	62,655	1,330,166
Internet Software & Services 9.1%
[b] Alibaba Group Holding Ltd., ADR	China	141,650	11,265,425
[b] Baidu Inc., ADR	China	45,000	7,431,750
Tencent Holdings Ltd	China	1,928,200	43,815,667
[a] Wangsu Science & Technology Co. Ltd., A	China	96,300	973,422
			63,486,264

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TEMPLETON DRAGON FUND, INC.
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
IT Services 2.0%
[a,d] DHC Software Co. Ltd., A	China	217,200	$651,192
TravelSky Technology Ltd., H	China	6,995,359	13,380,395
			14,031,587
Leisure Products 0.9%
[a] Alpha Group, A	China	453,400	2,042,603
Merida Industry Co. Ltd	Taiwan	978,000	4,114,858
			6,157,461
Machinery 2.8%
[a] Han’s Laser Technology Co. Ltd., A	China	272,000	934,481
[a] Shenwu Environmental Technology Co. Ltd., A	China	869,750	2,692,437
[a] Zhengzhou Yutong Bus Co. Ltd., A	China	5,235,773	15,601,667
			19,228,585
Marine 0.9%
China Shipping Development Co. Ltd., H	China	9,492,000	5,346,434
[b] Sinotrans Shipping Ltd	China	6,686,000	1,059,977
			6,406,411
Media 1.9%
[a] Beijing Enlight Media Co. Ltd., A	China	1,424,600	2,477,174
[a] China South Publishing & Media Group Co. Ltd., A	China	2,314,227	6,304,202
Poly Culture Group Corp. Ltd., H	China	865,300	2,000,848
[a] Zhejiang Huace Film & TV Co. Ltd., A	China	1,023,400	2,396,844
			13,179,068
Oil, Gas & Consumable Fuels 9.3%
China Petroleum and Chemical Corp., H	China	62,467,000	45,007,770
CNOOC Ltd	China	5,840,400	7,249,264
PetroChina Co. Ltd., H	China	17,943,500	12,234,546
			64,491,580
Paper & Forest Products 3.4%
Nine Dragons Paper Holdings Ltd	China	30,845,901	23,496,868
Pharmaceuticals 3.4%
[a] Jiangsu Hengrui Medicine Co. Ltd., A	China	2,669,520	16,106,143
[a] Jiangzhong Pharmaceutical Co. Ltd., A	China	922,365	4,412,002
Tong Ren Tang Technologies Co. Ltd., H	China	1,904,300	3,151,559
			23,669,704
Real Estate Management & Development 0.4%
Cheung Kong Property Holdings Ltd	Hong Kong	427,000	2,669,283
Semiconductors & Semiconductor Equipment 9.1%
Taiwan Semiconductor Manufacturing Co. Ltd	Taiwan	12,520,136	63,174,106
Software 1.0%
[a] Aisino Corp., A	China	1,081,010	3,870,013
[a] Beijing Thunisoft Corp. Ltd., A	China	989,719	2,816,688
			6,686,701
Specialty Retail 0.1%
Luk Fook Holdings (International) Ltd	Hong Kong	176,800	391,043
Textiles, Apparel & Luxury Goods 2.5%
Anta Sports Products Ltd	China	8,627,000	17,257,447

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TEMPLETON DRAGON FUND, INC.
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Transportation Infrastructure 1.9%
COSCO Pacific Ltd	China	8,556,274	$8,491,813
[a] Shenzhen Airport Co., A	China	3,909,500	4,998,571
			13,490,384
Wireless Telecommunication Services 3.2%
China Mobile Ltd	China	1,930,000	22,077,541
Total Common Stocks (Cost $423,114,478)			676,544,407
Short Term Investments (Cost $5,824,598) 0.8%
Money Market Funds 0.8%
[b,e] Institutional Fiduciary Trust Money Market Portfolio	United States	5,824,598	5,824,598
Total Investments (Cost $428,939,076) 98.0%			682,369,005
Other Assets, less Liabilities 2.0%			13,960,564
Net Assets 100.0%			$696,329,569

See Abbreviations on page 21.
aThe security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(c).
bNon-income producing.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors. At June 30, 2016, the value of this security was $3,361, representing less than 0.1% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $6,583,730, repre-
senting 0.9% of net assets.
eSee Note 3(c) regarding investments in affiliated management investment companies.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 11

TEMPLETON DRAGON FUND, INC.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$423,114,478
Cost - Non-controlled affiliates (Note 3c)	5,824,598
Total cost of investments	$428,939,076
Value - Unaffiliated issuers	$676,544,407
Value - Non-controlled affiliates (Note 3c)	5,824,598
Total value of investments	682,369,005
Cash	718,218
Foreign currency, at value (cost $8,097,653)	8,084,709
Receivables:
Investment securities sold	627,596
Dividends	5,553,383
Other assets	30,087
Total assets	697,382,998
Liabilities:
Payables:
Investment securities purchased	89,988
Management fees	711,051
Custodian fees	80,157
Directors’ fees and expenses	8,825
Professional fees	156,634
Accrued expenses and other liabilities	6,774
Total liabilities	1,053,429
Net assets, at value	$696,329,569
Net assets consist of:
Paid-in capital	$362,772,049
Undistributed net investment income	9,559,420
Net unrealized appreciation (depreciation)	305,239,073
Accumulated net realized gain (loss)	18,759,027
Net assets, at value	$696,329,569
Shares outstanding	34,624,210
Net asset value per share	$20.11

12 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $1,169,864)	$12,460,845
Interest (net of foreign taxes of $2,179)	19,613
Total investment income	12,480,458
Expenses:
Management fees (Note 3a)	4,138,977
Transfer agent fees	44,505
Custodian fees (Note 4)	120,410
Reports to shareholders	24,510
Registration and filing fees	18,356
Professional fees	57,335
Directors’ fees and expenses	46,633
Other	28,063
Total expenses	4,478,789
Expense reductions (Note 4)	(7,733)
Expenses waived/paid by affiliates (Note 3c)	(9,324)
Net expenses	4,461,732
Net investment income	8,018,726
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,824,093
Foreign currency transactions	196,186
Net realized gain (loss)	4,020,279
Net change in unrealized appreciation (depreciation) on:
Investments	(26,570,289)
Translation of other assets and liabilities denominated in foreign currencies	51
Net change in unrealized appreciation (depreciation)	(26,570,238)
Net realized and unrealized gain (loss)	(22,549,959)
Net increase (decrease) in net assets resulting from operations	$(14,531,233)

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report 13

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$8,018,726	$10,517,420
Net realized gain (loss)	4,020,279	109,049,494
Net change in unrealized appreciation (depreciation)	(26,570,238)	(184,212,197)
Net increase (decrease) in net assets resulting from operations	(14,531,233)	(64,645,283)
Distributions to shareholders from:
Net investment income	—	(17,070,212)
Net realized gains	—	(122,570,932)
Total distributions to shareholders	—	(139,641,144)
Capital share transactions from - repurchase of shares (Note 2)	(2,911,072)	(6,962,075)
Net increase (decrease) in net assets	(17,442,305)	(211,248,502)
Net assets:
Beginning of period	713,771,874	925,020,376
End of period	$696,329,569	$713,771,874
Undistributed net investment income included in net assets:
End of period	$9,559,420	$4,646,360

14 Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Notes to Consolidated Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the

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Semiannual Report 15

TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investments in Templeton China Opportunities Fund, Ltd. (China Fund)

The Fund invests in certain China A shares through its investment in the China Fund. The China Fund is a Cayman Islands

exempt company, is a wholly-owned subsidiary of the Fund, and is able to invest directly in China A shares consistent with the investment objective of the Fund. At June 30, 2016, the China Fund’s investments as well as any other assets and liabilities of the China Fund are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. At June 30, 2016, the China Fund’s investments as well as any other assets and liabilities were $167,658,505, representing 24.1% of the Fund’s consolidated net assets.

The China Fund gains access to the A-shares market through Templeton Investment Counsel, LLC (TIC), which serves as the registered Qualified Foreign Institutional Investor (QFII) for the China Fund and one other participating Franklin Templeton Investments sponsored investment company. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its

16 Semiannual Report

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At June 30, 2016, there were 100 million shares authorized ($0.01 par value). During the periods ended June 30, 2016 and December 31, 2015 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 8,515,117 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares Amount
Shares redeemed	178,706	$2,911,072	303,382	$6,962,075
Weighted average discount of market price to net asset value of shares repurchased		13.90%	14.52%

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Semiannual Report 17

TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

The investment manager of China Fund, TIC, agrees to waive the management fee for its services. There is a sub-advisory agreement between TAML and TIC. TAML provides sub-advisory investment management services to the China Fund. The subadvisory fee is paid by TIC and is not an additional expense of the Fund.

For the period ended June 30, 2016, the annualized effective investment management fee rate was 1.250% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	2,133,867	32,342,584	(28,651,853)	5,824,598	$5,824,598	$ —	$ —	0.0[a]	%

[a]Rounds to less than 0.1%.

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2016, the purchase and sale transactions aggregated $2,017,102 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$439,279,031
Unrealized appreciation	$323,077,679
Unrealized depreciation	(79,987,705)
Net unrealized appreciation (depreciation)	$243,089,974

The China Fund is a disregarded entity for U.S Federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of the wholly-owned subsidiary and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $113,559,756 and $119,362,145, respectively. Purchases and sales of investments excludes intercompany transactions of $0 and $18,507,408, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S. securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a QFII license. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.

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Semiannual Report 19

TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Communications Equipment	$—	$—	$4,441,708	$4,441,708
Household Durables	2,295,474	—	1,490,830	3,786,304
IT Services	13,380,395		651,192	14,031,587
All Other Equity Investments[b]	654,284,808	—	—	654,284,808
Short Term Investments	5,824,598	—	—	5,824,598
Total Investments in Securities	$675,785,275	$—	$6,583,730	$682,369,005

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Consolidated Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2016, the reconciliation of assets, is as follows:

									Net Change in
									Unrealized
									Appreciation
						Net	Net		(Depreciation)
	Balance at		Transfers	Transfers		Realized	Unrealized	Balance	on Assets
	Beginning	Purchases	Into	Out of	Cost Basis	Gain	Appreciation	at End	Held at
	of Period	(Sales)	Level 3[a]	Level 3[b]	Adjustments	(Loss)	(Depreciation)	of Period	Period End

Assets
Investments in Securities:
Equity Investments:
Communications
Equipment	$—	$—	$4,287,362	$—	$—	$ 154,346	$—	$4,441,708	$154,346
Household Durables	5,218,096	—	1,262,555	(4,164,879)	—	(824,942)	—	1,490,830	228,275
IT Services	—	—	731,137	—	—	(79,945)	—	651,192	(79,945)
Software	4,953,007	—	—	(4,776,475)	—	(176,532)	—	—	—
Total Investments
in Securities	$10,171,103	$—	$6,281,054	$(8,941,354)	$—	$(927,073)	$—	$6,583,730	$302,676

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.
bThe investments were transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs.

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2016, are as follows:

	Fair				Impact to
	Value at				Fair Value
	End of	Valuation			if Input
Description	Period	Technique	Unobservable Inputs	Amount	Increases[a]

Assets:
Investments in Securities
Equity Investments:
Household Durables	$1,490,830	Market Approach	Last Traded Price	19.22	Increase
			Market Index Adjustment	6.74%	Increase
			Beta Adjustment	1.31	Increase/Decrease[b]
IT Services	651,192	Market Approach	Last Traded Price	25.11	Increase
			Market Index Adjustment	-16.27%	Increase
			Beta Adjustment	1.27	Increase/Decrease[b]
Communications Equipment	4,441,708	Market Approach	Last Traded Price	12.44	Increase
			Market Index Adjustment	2.91%	Increase
			Beta Adjustment	1.52	Increase/Decrease[b,c]

Total	$6,583,730

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bGenerally, there are direct relationships between the Beta Adjustment and the Market Index Adjustment.
cRepresents a significant impact to fair value but not net assets.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Semiannual Report 21

TEMPLETON DRAGON FUND, INC.

Annual Meeting of Shareholders, May 26, 2016 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 26, 2016. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Edith E. Holiday, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

					% Voted
					For of	% Voted Withhold
					Outstanding	of Outstanding
Term Expiring 2019	For	% Votes For	Withhold	% Withhold	Shares	Shares
Edith E. Holiday	21,821,404	68.78%	9,906,909	31.22%	62.92%	28.57%
Larry D. Thompson	21,758,917	68.58%	9,969,396	31.42%	62.74%	28.75%
Rupert H. Johnson, Jr	21,808,503	68.74%	9,919,810	31.26%	62.88%	28.60%
Gregory E. Johnson	21,819,715	68.77%	9,908,598	31.23%	62.91%	28.57%

There were no broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016:

						% Voted	% Voted	% Voted
						For of	Against of	Abstain of
			% Voted		% Voted	Outstanding	Outstanding	Outstanding
For	% Voted For	Against	Against	Abstain	Abstain	Shares	Shares	Shares
31,388,602	98.93%	128,936	0.41%	210,768	0.66%	90.51%	0.37%	0.61%

*Harris J. Ashton, Ann Torre Bates, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Constantine D. Tseretopoulos and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

22 Semiannual Report

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Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e. in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Ameri-can Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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Semiannual Report 23

TEMPLETON DRAGON FUND, INC.

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800) 416-5585
www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol “TDF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s website at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Directors (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was

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Semiannual Report 25

TEMPLETON DRAGON FUND, INC.
SHAREHOLDER INFORMATION

given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed its investment performance during 2015 and the previous 10 years ended December 31, 2015, in comparison with a performance universe consisting of the Fund and all leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Broadridge report showed the Fund’s 2015 total return to be in the highest performing quintile of such performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe during the previous three-year period, and the highest performing quintiles of such universe during the previous five- and 10-year periods. It was noted that the Fund’s 2015 total return was significantly above the median return of the Lipper universe, and the Fund outperformed the MSCI Golden Dragon Index by over 8%. In discussing such performance, the Fund’s portfolio managers stated that the positive performance in the Fund’s portfolio reflected the benefit of the Manager’s long-term, bottom-up value approach to investing. The Board was satisfied with the Fund’s current performance.

COMPARATIVE EXPENSES. Consideration was given to a Broadridge report analysis of the management fees and total expense ratio of the Fund compared with those of a group of six funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund’s contractual investment management fee rate to be 2.5 basis points above the Lipper expense group median, but its actual total expense ratio to be seven basis points below the median of such expense group. The Board found the comparative expenses of the Fund as set forth in the Broadridge report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased

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TEMPLETON DRAGON FUND, INC.
SHAREHOLDER INFORMATION

leverage with the service providers and counter-parties allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. The Fund’s current management advisory fee schedule provides an initial fee of 1.25% on the first $1 billion of net assets; 1.2% on the next $4 billion of net assets; 1.15% on the next $5 billion of net assets; 1.10% on the next $5 billion of net assets; 1.05% on the next $5 billion of net assets; and 1.0% on net assets in excess of $20 billion. The Board notes that the schedule of management fees for the Fund provides breakpoints that go beyond its existing asset size and provides for appropriate economies to be shared with investors as the Fund grows.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Fund files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report 27

TEMPLETON DRAGON FUND, INC.

Terms and Conditions of Dividend Reinvestment and Cash Purchase Plan

1. Each holder of shares (a “Shareholder”) in Templeton Dragon Fund, Inc (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker- dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company LLC (“AST”) will act as Plan Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Dragon Fund Inc. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will

28 Not part of the semiannual report

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TEMPLETON DRAGON FUND, INC.

not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 business days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

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TEMPLETON DRAGON FUND, INC.

Terms and Conditions of Dividend Reinvestment and Cash Purchase Plan (continued)

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or ww.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

30 Not part of the semiannual report

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Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	TLTDF S 08/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.     The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.     The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.     The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.  The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.  In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/1/16 - 1/31/2016)	77,880.000	16.28	77,880.000	34,802,916.00
Month #2 (2/1/16 - 2/28/2016)	39,686.000	15.40	39,686.000	34,725,036.00
Month #3 (3/1/16 - 3/31/2016)	4,000.000	16.55	4,000.000	34,685,350.00
Month #4 (4/1/16 - 4/30/2016)	7,026.000	17.53	7,026.000	34,681,350.00
Month #5 (5/1/16 - 5/31/16)	22,245.000	16.54	22,245.000	34,674,324.00
Month #6 (6/1/16 - 6/30/16)	27,869.000	17.03	27,869.000	34,652,079.00
Total	178,706.000	16.55	178,706.000	34,624,210.00

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 8,515,117 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By  /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 25, 2016

By  /s/MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 25, 2016